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Merrill Lynch Investement Manegers


Semi-Annual Report
June 30, 2001


The Municipal Fund
Accumulation
Program, Inc.


www.mlim.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Program unless accompanied or preceded by the Program's current prospectus. The Municipal Fund Accumulation Program is only open to holders of units of Municipal Investment Trust Fund and Defined Asset Funds-- Municipal Insured Series for reinvestment of distributions on those units. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


The Municipal Fund
Accumulation Program, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




To Our Shareholders:


For the six months ended June 30, 2001,The Municipal Fund Accumulation Program Inc.'s net annualized yield was 4.96%. The Program's total investment return for the six-month period ended June 30, 2001, was +1.23%, based on a change in per share net asset value from $17.33 to $17.12, and assuming reinvestment of $0.421 per share income dividends. (Complete performance information can be found on page 3 of this report to shareholders.)

The Municipal Market Environment
During the six-month period ended June 30, 2001, among considerable weekly volatility, long-term fixed-income bond yields generally moved higher. So far in 2001, investors generally focused on the actions taken by the Federal Reserve Board to reverse the ongoing US economic slowdown. US economic growth fell into the 1% - 2% range in 2001 after expanding at more than 5% during the first half of 2000. In mid-December 2000, the Federal Reserve Board announced that economic conditions warranted the cessation of the series of short-term interest rate increases initiated in February 2000. Citing declining consumer confidence and weakening industrial production, the Federal Reserve Board at each of their meetings in January, February and March of this year lowered short-term interest rates in an effort to promote stronger US economic growth. Given continued weak equity markets, investors focused on the declining supply of US Treasury securities and forecasts of sizeable Federal budget surpluses. This positive economic environment fostered a significant decline in US Treasury bond yields. By late March 2001, US Treasury bond yields declined approximately 20 basis points (0.20%) to 5.25%.

Despite additional actions by the Federal Reserve Board in April, May and June, fixed-income securities were unable to maintain their earlier market gains. Recovering US stock markets, especially the NASDAQ, caused many investors to reallocate assets out of US Treasury securities to equities. Additionally, many investors believed that the 275 basis point decline in short-term interest rates engineered by the Federal Reserve Board during the last six months would eventually rekindle a strong US economy with concomitant inflationary pressures. In recent months, recovering equity markets, renewed inflationary fears, and the expectation that the US economy will resume strong growth in late 2001 put consistent pressures on fixed-income issues. By the end of June 2001, long-term US Treasury bond yields rose to 5.75%, an increase of approximately 30 basis points during the last six months.

During the last six months, tax-exempt bond yields also reacted to the Federal Reserve Board actions and equity market volatility. However, this reaction was muted in both intensity and degree. In early 2001, municipal bond yields traded in a narrow range supported by a strong US Treasury market and continued investor demand. As it became apparent that any proposed changes in the Federal tax system were unlikely to have any immediate, material impact on existing Federal tax brackets, tax-exempt bond yields responded by moving higher in early 2001. By late March 2001, long-term uninsured revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, approached 5.40%, a decline of approximately 10 basis points from the end of December 2000. Similar to the US Treasury market, tax-exempt bond yields were pushed higher during the remainder of the period by equity market improvement in April, as well as the possibility that the Federal Reserve Board was close to the end of its current interest rate easing cycle. At the end of June 2001, long-term municipal bond yields rose to approximately 5.50%, although during the past six months, they rose approximately five basis points.

The recent relative outperformance of the tax-exempt bond market was particularly impressive given the dramatic increase in long-term municipal bond issuance during the June 2001 quarter. Historically, low municipal bond yields have continued to allow municipalities to refund outstanding, high-couponed debt. Also, as yields rose in early April, tax-exempt issuers rushed to issue new financing, fearing higher yields in the coming months. During the past six months, almost $135 billion in long-term tax-exempt bonds was issued, an increase of more than 40% compared to the same period a year ago. During the three-month period ended June 30, 2001, tax-exempt bond issuance was particularly heavy, with more than $75 billion in long-term municipal bonds underwritten, an increase of more than 45% compared to the same three-month period a year ago.

Historically, June has been a period of weak investor demand for tax-exempt products as investors are often forced to liquidate bond positions to meet Federal and state tax payments. In recent months, there was no appreciable selling by retail accounts. It has been noted that, thus far in 2001, new net cash inflows into municipal bond mutual funds have reached $4 billion compared to new net cash outflows of more than $13 billion for the same period a year ago. This suggests that the positive technical structure of the municipal market has remained intact. Also, the months of June and July tend to be periods of strong retail demand in response to the larger-coupon income payments and proceeds from bond maturities these months generate. Additionally, short-term tax-exempt interest rates are poised to move lower. Seasonal tax pressures have kept short-term municipal rates artificially high, although not as high as in recent years. As these pressures abate, short-term interest rates are likely to decline below 3%. As short-term interest rates decline, investors have tended to extend maturities to take advantage of the steep municipal yield curve. We believe all of these factors should enhance the tax-exempt market's technical position in the coming months.

Looking forward, the municipal market's direction appears uncertain. Should the US economy materially weaken into late summer, the Federal Reserve Board may be forced to ease monetary policy to a greater extent than investors currently expect. The prospect of two or three additional interest rate easings may push fixed-income bond yields, including municipal bond yields, lower. However, should the cumulative 275 basis point reduction in short-term interest rates by the Federal Reserve Board and the economic stimulus produced by recent Federal tax reform combine to restore consumer confidence and economic activity, tax-exempt bond yields may not decline further. Given the strong technical position of the municipal bond market, we believe the tax-exempt market is poised to continue to outperform its taxable counterpart in the coming months.


Portfolio Strategy
For the six months ended June 30, 2001, performance results for the Fund were disappointing, given the generally favorable environment for the tax-exempt market. The largest single influence on total return was attributable to adverse developments concerning the Fund's former position in senior unsecured debt issued by USG Corporation. A leading producer of wallboard, this company has fallen victim to escalating concerns over exposure to asbestos liability in recent months. With increasing speculation that a voluntary bankruptcy filing was being considered to escape the rising tide of litigation, the bonds were sold in order to eliminate any further damage to the portfolio. In late June 2001, USG Corporation filed for Chapter 11 bankruptcy protection, casting further doubt on recovery prospects for shareholders.

At the beginning of the period, our investment outlook grew more cautious, reflecting the belief that long-term tax-exempt interest rates were not likely to move significantly lower. Much of the fixed-income market had already enjoyed a major rally in anticipation of the Federal Reserve Board's response to a rapid deterioration in economic fundamentals. With prospects likely for an extended period of market stability marked by continued reductions in short-term interest rates, our portfolio strategy shifted toward a more income-oriented approach with reduced emphasis on interest rate risk. Steps were taken to lower the Fund's average portfolio maturity by reallocating a portion of the Fund's assets toward high-quality intermediate-term bonds. Therefore, fully 95% of the yield available on long-term bonds could be captured without assuming much of the associated volatility and risk. In addition, cash reserves were kept consistently below 5% of net assets. Toward the end of the period, yield-enhancing derivatives that employ a modest degree of leverage were added to the portfolio. Currently representing just under 6% of net assets, these products are designed to capitalize on the positively sloped term structure of tax-exempt interest rates and should help the Fund to maintain a competitive yield.

Sincerely,




(Terry K. Glenn)
Terry K. Glenn
President and Director




(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President




(Theodore R. Jaeckle Jr.)
Theodore R. Jaeckel Jr.
Vice President and
Portfolio Manager







August 7, 2001





The Municipal Fund Accumulation Program, Inc.
About Fund Performance

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


Average Annual Total Return

Period Covered                                         % Return
One Year Ended 06/30/01                                   +8.23%
Five Years Ended 06/30/01                                 +4.73
Ten Years Ended 06/30/01                                  +5.75


Recent Performance Results

                                                        6-Month        12-Month     Standardized
As of June 30, 2001                                   Total Return   Total Return   30-Day Yield
The Municipal Fund Accumulation Program, Inc.*            +1.23%         +8.23%          4.60%
Lehman Brothers Municipal Bond Index**                    +2.88          +9.98            --

*Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date.
**This unmanaged Index consists of revenue bonds, general obligation bonds and insured bonds.


Portfolio Abbreviations

To simplify the listings of The Municipal Fund Accumulation Program, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below.

AMT     Alternative Minimum Tax (subject to)
COP     Certificates of Participation
DRIVERS Derivative Inverse Tax-Exempt Receipts
EDA     Economic Development Authority
GO      General Obligation Bonds
HFA     Housing Finance Agency
IDA     Industrial Development Authority
IDB     Industrial Development Board
IDR     Industrial Development Revenue Bonds
M/F     Multi-Family
PCR     Pollution Control Revenue Bonds
RIB     Residual Interest Bonds
S/F     Single-Family
VRDN    Variable Rate Demand Notes


The Municipal Fund Accumulation Program, Inc.
Schedule of Investments as of June 30, 2001                                                                      (in Thousands)
               S&P     Moody's     Face
State        Rating    Rating     Amount                                Issue                                         Value
Alabama--       NR*       Aaa     $ 3,595   Alabama HFA, S/F Mortgage Revenue Refunding Bonds (College
1.7%                                        Home Mortgage Bond Program), Series B-1, 6.65% due 10/01/2025               $ 3,766
                BBB       Baa1        500   Mobile, Alabama, Industrial Development Board, Environmental
                                            Improvement Revenue Refunding Bonds (International Paper
                                            Company Project), AMT, Series A, 6.35% due 5/15/2016                            518
                BBB       Baa1      2,500   Selma, Alabama, IDB, Environmental Improvement Revenue Refunding
                                            Bonds (International Paper Company Project), AMT, Series A, 6.70%
                                            due 2/01/2018                                                                 2,640

Alaska--                                    Valdez, Alaska, Marine Terminal Revenue Refunding Bonds (Exxon
1.5%                                        Pipeline Company Project), VRDN (h):
                A1+       VMIG1++   1,300    Series A, 3.10% due 12/01/2033                                               1,300
                A1+       VMIG1++   4,800    Series B, 3% due 12/01/2033                                                  4,800

Arkansas--      BBB       Baa1      1,000   Pine Bluff, Arkansas, Environmental Improvement Revenue Refunding
0.3%                                        Bonds (International Paper Company Project), AMT, Series A, 6.70%
                                            due 8/01/2020                                                                 1,054

California--    AA-       Aa2         775   California HFA, Home Mortgage Revenue Bonds, AMT, Series F-1, 7%
8.6%                                        due 8/01/2026 (c)                                                               792
                A1+       NR*         600   California Pollution Control Financing Authority, PCR, Refunding (Pacific
                                            Gas and Electric), VRDN, Series F, 3.60% due 11/01/2026 (h)                     600
                                            California Rural Home Mortgage Finance Authority, S/F Mortgage
                                            Revenue Bonds (Mortgage Backed Securities Program), AMT, Class 5:
                AAA       NR*       4,090    Series C, 6.75% due 3/01/2029                                                4,530
                AAA       NR*       1,725    Series D, 6.70% due 5/01/2029 (j)(k)                                         1,907
                AAA       NR*       3,715   California Rural Home Mortgage Finance Authority, S/F Mortgage
                                            Revenue Refunding Bonds (Mortgage Backed Securities Program),
                                            AMT, Series A-2, 7% due 9/01/2029 (j)(k)                                      4,211
                A1        VMIG1++   7,000   Chula Vista, California, IDR, Refunding (San Diego Gas & Electric Co.),
                                            VRDN, AMT, Series A, 6.75% due 3/01/2023 (h)                                  7,193
                AAA       Aaa      15,000   Los Angeles, California, Water and Power Revenue Refunding Bonds
                                            (Power System), Series A-A-1, 5.25% due 7/01/2018 (d)                        15,227
                AAA       Aaa       1,250   M-S-R Public Power Agency, California, Revenue Refunding Bonds
                                            (San Juan Project), Series D, 6.75% due 7/01/2020 (e)(f)                      1,494


The Municipal Fund Accumulation Program, Inc.
Schedule of Investments as of June 30, 2001 (continued)                                                          (in Thousands)
               S&P     Moody's     Face
State        Rating    Rating     Amount                                Issue                                         Value
Colorado--      NR*       Aa2     $ 2,575   Colorado HFA, Revenue Bonds (S/F Program), Series B-3, 6.55% due
7.0%                                        10/01/2016                                                                 $  2,861
                                            Colorado HFA, Revenue Refunding Bonds (S/F Program):
                NR*       Aa2       3,000    AMT, Senior Series A-2, 7.50% due 4/01/2031                                  3,478
                AA        Aa2       1,000    AMT, Senior Series B-2, 7.10% due 4/01/2017                                  1,159
                AA        Aa2       6,245    AMT, Senior Series B-2, 7.25% due 10/01/2031                                 7,079
                AA        Aa2       3,820    AMT, Senior Series C-2, 7.25% due 10/01/2031                                 4,298
                NR*       Aa2       1,250    Senior Series A-3, 7.35% due 10/01/2030                                      1,435
                NR*       Aa2       4,000    Senior Series C-3, 6.75% due 10/01/2021                                      4,517
                AA        Aa2       1,750    Senior Series C-3, 7.15% due 10/01/2030                                      1,990
                AAA       Aaa       2,225   Larimer County, Colorado, School District Number R-1, Poudre, GO,
                                            6% due 12/15/2017 (b)                                                         2,431

Connecticut--   BBB       Baa2      4,475   Connecticut State Development Authority, PCR, Refunding
3.4%                                        (Connecticut Light and Power Company), Series A, 5.85% due
                                            9/01/2028                                                                     4,475
                AA        Aa2       3,825   Connecticut State, HFA, Housing Mortgage Revenue Refunding Bonds
                                            (Finance Program), Sub-Series B-1, 6.125% due 5/15/2018                       3,994
                AA        NR*       5,025   Connecticut State Health and Educational Facilities Authority, Revenue
                                            Refunding Bonds, DRIVERS, Series 215, 10.322% due 6/01/2030 (l)               5,879

District of     AAA       NR*       5,000   District of Columbia, GO, Refunding, DRIVERS, Series 214,
Columbia--                                  9.005% due 6/01/2026 (e)(l)                                                   5,597
1.3%

Florida--1.6%   NR*       NR*       5,000   Hillsborough County, Florida, IDA, Exempt Facilities Revenue Bonds
                                            (National Gypsum), AMT, Series A, 7.125% due 4/01/2030                        3,938
                NR*       Aaa       2,375   Orange County, Florida, HFA, M/F Housing Revenue Bonds, Series A,
                                            6.40% due 1/01/2031 (e)                                                       2,555

Georgia--       AA        Aa1       5,000   Private Colleges and University Authority, Georgia, Revenue Bonds
1.2%                                        (Emory University Project), Series A, 5.50% due 11/01/2024                    5,124

Idaho--1.9%     BBB-      Baa2      7,750   Power County, Idaho, Industrial Development Corporation, Solid Waste
                                            Disposal Revenue Bonds (FMC Corporation Project), AMT, 6.45% due
                                            8/01/2032                                                                     7,761

Illinois--2.4%  AAA       NR*       7,250   Chicago, Illinois, S/F Mortgage Revenue Bonds, AMT, Series A, 7.15%
                                            due 9/01/2031 (j)                                                             8,251
                AAA       Aaa         660   Illinois Development Finance Authority Revenue Bonds, Series B,
                                            6.40% due 9/01/2031 (d)                                                         703
                BBB       NR*       1,000   Lansing, Illinois, Tax Increment Revenue Refunding Bonds (Sales
                                            Tax--Landings Redevelopment), 7% due 12/01/2008                               1,050

Indiana--3.2%   A+        NR*       1,500   Indiana Bond Bank Revenue Bonds, Special Hospital Program
                                            (Hendricks Community Hospital), Series A, 7.125% due 4/01/2013                1,564
                AA        Aa2       1,000   Indiana State Office Building Commission, Capital Complex Revenue
                                            Refunding Bonds (State Office Building-II Facility), Series D, 6.90%
                                            due 7/01/2011                                                                 1,163
                AA        NR*       1,865   Indianapolis, Indiana, Local Public Improvement Bond Bank, Revenue
                                            Refunding Bonds, Series D, 6.75% due 2/01/2020                                1,987
                NR*       Baa3      2,500   Jasper County, Indiana, Economic Development Revenue Refunding
                                            Bonds (Georgia Pacific Corporation Project), AMT, 6.70% due
                                            4/01/2029                                                                     2,534
                AAA       NR*       6,000   MSD Warren Township, Indiana, Vision 2005, School Building
                                            Corporation Revenue Bonds, First Mortgage, 5.50% due 7/15/2020 (b)            6,127



The Municipal Fund Accumulation Program, Inc.
Schedule of Investments as of June 30, 2001 (continued)                                                          (in Thousands)
               S&P     Moody's     Face
State        Rating    Rating     Amount                                Issue                                         Value
Kansas--        NR*       Aaa     $ 9,290   Sedgwick and Shawnee Counties, Kansas, S/F Revenue Bonds, AMT,
2.4%                                        Series A-1, 6.95% due 6/01/2029 (i)                                        $ 10,404

Louisiana--     AAA       Aaa      10,000   Louisiana Local Government, Environmental Facilities, Community
4.0%                                        Development Authority Revenue Bonds (Capital Projects and
                                            Equipment Acquisition), Series A, 6.30% due 7/01/2030 (a)                    11,555
                AAA       Aaa       2,900   New Orleans, Louisiana, GO, Refunding, 6.125% due 10/01/2016 (a)              3,080
                BBB       Baa1      2,000   Rapides Finance Authority, Louisiana, Environmental Improvement
                                            Revenue Bonds (International Paper Company Project), AMT, Series A,
                                            6.55% due 11/15/2023                                                          2,079

Massachu-       A1+       VMIG1++   3,000   Massachusetts State Health and Educational Facilities Authority
setts--0.7%                                 Revenue Bonds (Capital Assets Program), VRDN, Series D, 3.05%
                                            due 1/01/2035 (e)(h)                                                          3,000

Michigan--      AAA       Aaa       2,000   Michigan State Strategic Fund, Limited Obligation Revenue Refunding
0.6%                                        Bonds (Detroit Edison Company), Series BB, 7% due 5/01/2021 (a)               2,469

Minnesota--     AA+       Aa1       2,870   Minnesota State HFA, S/F Mortgage Revenue Bonds, AMT, Series M,
0.7%                                        6.70% due 7/01/2026                                                           3,001

Mississippi--                               Jackson County, Mississippi, PCR, Refunding (Chevron U.S.A. Inc.
1.2%                                        Project), VRDN (h):
                NR*       VMIG1++   2,000    3.10% due 12/01/2016                                                         2,000
                NR*       P1        1,200    3.10% due 6/01/2023                                                          1,200
                BBB       Baa1      1,700   Warren County, Mississippi, Environmental Improvement Revenue
                                            Refunding Bonds (International Paper Company Project), AMT,
                                            Series B, 6.75% due 8/01/2021                                                 1,794

Missouri--      NR*       Aaa       2,695   Kansas City, Missouri, Metropolitan Community Colleges Building
3.7%                                        Corporation, Leasehold Revenue Refunding and Improvement Bonds
                                            (Junior College), 5.50% due 7/01/2016 (b)                                     2,816
                                            Missouri State Health and Educational Facilities Authority, Educational
                                            Facilities Revenue Bonds (Washington University), Series A:
                AA+       Aa1       5,000    5.50% due 6/15/2016                                                          5,379
                AA+       Aa1       5,000    5.125% due 6/15/2041                                                         4,770
                AAA       Aaa       2,200   Saint Louis, Missouri, Airport Revenue Bonds (Airport Development
                                            Program), Series A, 5.625% due 7/01/2019 (e)                                  2,301

Montana--       NR*       A2        6,000   Montana State Higher Education, Student Assistance Corporation,
1.5%                                        Student Loan Revenue Refunding Bonds, AMT, Sub-Series B, 6.40%
                                            due 12/01/2032                                                                6,176

Nevada--                                    Elko, Nevada, GO (Airport Improvement), AMT, Series B (e):
0.6%            AAA       Aaa         165    6.10% due 10/01/2014                                                           176
                AAA       Aaa         245    6.30% due 10/01/2019                                                           262
                AAA       Aaa         320    6.75% due 10/01/2024                                                           349
                AAA       Aaa         225    7% due 10/01/2029                                                              248
                AAA       Aaa       1,590   Nevada Housing Division, S/F Program, AMT, Senior Series E, 7.05%
                                            due 4/01/2027 (c)                                                             1,663


The Municipal Fund Accumulation Program, Inc.
Schedule of Investments as of June 30, 2001 (continued)                                                          (in Thousands)
               S&P     Moody's     Face
State        Rating    Rating     Amount                                Issue                                         Value
New             AAA       Aaa     $ 2,000   New Hampshire Higher Educational and Health Facilities Authority,
Hampshire--                                 Revenue Refunding Bonds (University System of New Hampshire),
0.5%                                        6.25% due 7/01/2020 (e)                                                    $  2,087

New Jersey--    AAA       Aaa       5,000   New Jersey EDA, Revenue Refunding Bonds (RWJ Health Care
3.8%                                        Corporation), 6.50% due 7/01/2024 (d)                                         5,461
                AAA       Aaa       3,680   New Jersey EDA, State Lease Revenue Bonds (State Office Buildings
                                            Projects), 6% due 6/15/2016 (a)                                               4,048
                AAA       Aaa       1,500   New Jersey State Housing and Mortgage Finance Agency, M/F
                                            Housing Revenue Refunding Bonds, Series B, 6.25% due 11/01/2026               1,601
                                            New Jersey State Transit Corporation, COP (Federal Transit
                                            Administration Grants), Series A (a):
                AAA       Aaa       1,600    6.125% due 9/15/2014                                                         1,783
                AAA       Aaa       1,000    6.125% due 9/15/2015                                                         1,107
                                            Union County, New Jersey, Utilities Authority, Senior Lease Revenue
                                            Refunding Bonds (Ogden Martin Project), AMT, Series A:
                AAA       Aaa       1,000    5.375% due 6/01/2019                                                         1,021
                AAA       Aaa       1,000    5.375% due 6/01/2020                                                         1,022

New York--      AA+       Aa2       8,500   New York City, New York, City Transitional Finance Authority Revenue
12.3%                                       Bonds, Future Tax Secured, Series B, 6% due 11/15/2010                        9,679
                                            New York City, New York, GO, Refunding, Series A:
                A         A2        3,080    6.50% due 5/15/2017                                                          3,471
                A         A2       10,075    6.25% due 5/15/2026                                                         11,037
                AA-       NR*       1,500   New York State Dormitory Authority, Lease Revenue Bonds (State
                                            University Dormitory Facilities), Series A, 6.25% due 7/01/2020               1,666
                AAA       Aaa         750   New York State Dormitory Authority Revenue Bonds (New York
                                            University), Series A, 6% due 7/01/2019 (e)                                     846
                                            New York State Dormitory Authority, Revenue Refunding Bonds:
                NR*       A1        3,745    (Concord Nursing Home Inc.), 6.25% due 7/01/2016                             4,056
                NR*       A1        2,500    (Concord Nursing Home Inc.), 6.50% due 7/01/2029                             2,714
                BBB       Baa2      3,000    (Mount Sinai Health), Series A, 6.50% due 7/01/2016                          3,209
                BBB       Baa2      2,500    (Mount Sinai Health), Series A, 6.625% due 7/01/2019                         2,681
                BBB       Baa2      3,950    (Mount Sinai Health), Series A, 6.50% due 7/01/2025                          4,190
                AA        NR*       2,285   Oneida County, New York, IDA, Revenue Bonds (Civic Facility--Faxton
                                            Hospital), Series C, 6.625% due 1/01/2015                                     2,584
                A+        Aa3       1,500   Triborough Bridge and Tunnel Authority, New York, General Purpose
                                            Revenue Bonds, Series B, 5.20% due 1/01/2022                                  1,503
                A+        Aa3       3,575   Triborough Bridge and Tunnel Authority, New York, General Purpose
                                            Revenue Refunding Bonds, Series X, 6.50% due 1/01/2019                        3,682

North                                       North Carolina Eastern Municipal Power Agency, Power System
Carolina--                                  Revenue Refunding Bonds:
4.5%            AAA       Aaa       1,330    Series A, 6.50% due 1/01/2018 (f)                                            1,561
                A         Baa3      4,440    Series D, 6.70% due 1/01/2019                                                4,802


The Municipal Fund Accumulation Program, Inc.
Schedule of Investments as of June 30, 2001 (continued)                                                          (in Thousands)
               S&P     Moody's     Face
State        Rating    Rating     Amount                                Issue                                         Value
North                                       North Carolina Municipal Power Agency Number 1, Catawba Electric
Carolina                                    Revenue Refunding Bonds, Series B:
(concluded)     BBB+      Baa1    $ 5,000    6.50% due 1/01/2020                                                       $  5,249
                A         NR*       2,500    6.50% due 1/01/2020                                                          2,661
                                            Raleigh-Durham, North Carolina, Airport Authority, Airport Revenue
                                            Bonds, Series A (b):
                NR*       Aaa       2,320    5.25% due 11/01/2016                                                         2,379
                NR*       Aaa       2,250    5.25% due 11/01/2017                                                         2,296

Oklahoma--      A1+       VMIG1++   5,800   Oklahoma State Industries Authority, Revenue Refunding Bonds
1.4%                                        (Integris Baptist), VRDN, Series B, 3.20% due 8/15/2029 (e)(h)                5,800

Pennsyl-        A1+       VMIG1++   2,800   Geisinger Authority, Pennsylvania, Health System Revenue Refunding
vania--0.7%                                 Bonds (Geisinger Health Systems), VRDN, 3.15% due 8/01/2028 (h)               2,800

South           AAA       Aaa      10,000   Greenville Hospital System, South Carolina, Hospital Facilities Revenue
Carolina--                                  Bonds, 5.50% due 5/01/2026 (a)                                               10,175
5.7%                                        Piedmont Municipal Power Agency, South Carolina, Electric Revenue
                                            Refunding Bonds (b):
                AAA       Aaa       3,000    6.75% due 1/01/2019                                                          3,582
                AAA       Aaa       1,890    Series A, 6.50% due 1/01/2014                                                2,198
                AAA       Aaa         320    Series A, 6.50% due 1/01/2014 (f)                                              374
                AAA       Aaa       7,130   Western Carolina Regional Sewer Authority, South Carolina, Sewer
                                            System Revenue Refunding Bonds, 5.375% due 3/01/2017 (d)                      7,335

Texas--16.4%                                Austin, Texas, Convention Enterprises Inc., Convention Center
                                            Revenue Bonds, Trust Certificates, Second Tier, Series B:
                AA        Aa3       8,235    5.75% due 1/01/2016                                                          8,459
                AA        Aa3       6,740    6% due 1/01/2023                                                             6,997
                AAA       Aaa       5,330   Austin, Texas, Revenue Bonds (Town Lake Community Events Center
                                            Venue), 6.20% due 11/15/2029 (b)                                              5,731
                AAA       Aaa         900   Austin, Texas, Utility System Revenue Refunding Bonds, 5% due
                                            11/15/2012 (d)                                                                  915
                AAA       NR*       8,125   Dallas-Fort Worth, Texas, International Airport Revenue Bonds,
                                            DRIVERS, AMT, Series 201, 8.95% due 11/01/2024 (b)(l)                         8,882
                AA        NR*       3,500   Gregg County, Texas, Health Facilities Development Corporation,
                                            Hospital Revenue Bonds (Good Shepherd Medical Center Project),
                                            6.375% due 10/01/2025                                                         3,721
                A1+       VMIG1++   2,200   Gulf Coast, Texas, Waste Disposal Authority, PCR, Refunding (Amoco
                                            Oil Company Project), VRDN, 3.10% due 10/01/2017 (h)                          2,200
                A1+       NR*       2,900   Harris County, Texas, Health Facilities Development Corporation,
                                            Hospital Revenue Refunding Bonds (Methodist Hospital), VRDN,
                                            3.20% due 12/01/2026 (h)                                                      2,900
                BBB-      Baa2      2,000   Lower Colorado River Authority, Texas, PCR (Samsung Austin
                                            Semiconductor), AMT, 6.95% due 4/01/2030                                      2,081
                BBB       Baa2      7,350   Matagorda County, Texas, Port of Bay City Authority Revenue Bonds
                                            (Hoechst Celanese Corp. Project), AMT, 6.50% due 5/01/2026                    7,430


The Municipal Fund Accumulation Program, Inc.
Schedule of Investments as of June 30, 2001 (concluded)                                                          (in Thousands)
               S&P     Moody's     Face
State        Rating    Rating     Amount                                Issue                                         Value
Texas           AAA       Aaa     $ 4,700   Sabine River Authority, Texas, PCR, Refunding (Texas Utilities Electric
(concluded)                                 Company Project), 6.55% due 10/01/2022 (b)                                 $  4,880
                NR*       Aaa       8,000   South Plains, Texas, Housing Finance Corporation, S/F Mortgage
                                            Revenue Bonds, AMT, Series A, 7.30% due 9/01/2031                             9,096
                AA        Aa1       1,790   Texas State, GO, Veterans' Housing Assistance Fund II, AMT,
                                            Series A, 7% due 12/01/2025                                                   1,889
                AAA       Aaa       2,305   Webster, Texas, GO, COP, Series A, 6% due 3/01/2021 (d)                       2,468
                AAA       Aaa         575   Ysleta, Texas, Independent School District, Public Facility Corporation,
                                            School Facility Lease Revenue Bonds, 6% due 11/15/2009 (a)(g)                   647

Virginia--1.2%  AA        Aa2       4,500   Henrico County, Virginia, IDA, Public Facility Lease Revenue Bonds,
                                            7% due 8/01/2005 (g)                                                          5,157

Washington--    NR*       Aa1       1,750   Kitsap County, Washington, School District Number 400, North Kitsap,
2.3%                                        GO, Refunding, 5.50% due 12/01/2015                                           1,831
                AAA       NR*       3,875   Tacoma, Washington, Electric System Revenue Refunding Bonds, RIB,
                                            Series 512x, 8.49% due 1/01/2017 (d)(l)                                       4,269
                AAA       Aaa       3,000   Tacoma, Washington, Refuse Utility Revenue Bonds, 7% due
                                            12/01/2004 (a)(g)                                                             3,396

West            AAA       Aaa       6,050   West Virginia State Housing Development Fund, Housing Finance
Virginia--                                  Revenue Bonds, Series A, 6.20% due 5/01/2018                                  6,392
1.5%

Wyoming--       BBB-      Baa2      5,000   Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds
1.2%                                        (FMC Corporation Project), AMT, Series A, 7% due 6/01/2024                    5,108
                                            Total Investments (Cost--$405,732)--101.0%                                  421,813
                                            Liabilities in Excess of Other Assets--(1.0%)                               (4,286)
                                                                                                                       --------
                                            Net Assets--100.0%                                                         $417,527
                                                                                                                       ========


(a)AMBAC Insured.
(b)FGIC Insured.
(c)FHA Insured.
(d)FSA Insured.
(e)MBIA Insured.
(f)Escrowed to maturity.
(g)Prerefunded.
(h)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at June 30, 2001.
(i)GNMA Collateralized.
(j)FNMA/GNMA Collateralized.
(k)FHLMC Collateralized.
(l)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at June 30, 2001.
*Not Rated.
++Highest short-term rating by Moody's Investors Service, Inc.

See Notes to Financial Statements.


The Municipal Fund Accumulation Program, Inc.
Statement of Assets and Liabilities as of June 30, 2001
Assets:
Investments, at value (identified cost--$405,732,290)                                                       $421,813,370
Cash                                                                                                              85,877
Receivables:
 Interest                                                                                  $  6,259,475
 Capital shares sold                                                                                606        6,260,081
                                                                                           ------------
Prepaid registration fees and other assets                                                                       123,320
                                                                                                            ------------
Total assets                                                                                                 428,282,648
                                                                                                            ------------

Liabilities:
Payables:
 Securities purchased                                                                        10,193,242
 Investment adviser                                                                             160,132
 Capital shares redeemed                                                                         20,392       10,373,766
                                                                                           ------------
Accrued expenses                                                                                                 381,535
                                                                                                            ------------
Total liabilities                                                                                             10,755,301
                                                                                                            ------------

Net Assets                                                                                                  $417,527,347
                                                                                                            ============

Net Assets Consist of:
Common Stock, $.01 par value, 100,000,000 shares authorized                                                 $    243,887
Paid-in capital in excess of par                                                                             431,883,153
Undistributed investment income--net                                                                             769,558
Accumulated realized capital losses on investments--net                                                     (27,189,070)
Accumulated distributions in excess of realized capital gains on investments--net                            (4,261,261)
Unrealized appreciation on investments--net                                                                   16,081,080
                                                                                                            ------------
Net Assets:
Equivalent to $17.12 per share based on 24,388,715 shares outstanding                                       $417,527,347
                                                                                                            ============

See Notes to Financial Statements.


The Municipal Fund Accumulation Program, Inc.
Statement of Operations for the Six Months Ended June 30, 2001
Investment Income:
Interest and premium and discount earned                                                                   $  11,902,017

Expenses:
Investment advisory fees                                                                   $  1,049,532
Transfer agent fees                                                                             458,913
Accounting services                                                                              66,147
Printing and shareholder reports                                                                 31,863
Professional fees                                                                                29,205
Custodian fees                                                                                   18,336
Registration fees                                                                                11,708
Pricing services                                                                                  8,235
Directors' fees and expenses                                                                      5,980
Other                                                                                             9,001
                                                                                           ------------
Total expenses                                                                                                 1,688,920
                                                                                                            ------------
Investment income--net                                                                                        10,213,097
                                                                                                            ------------

Realized & Unrealized Gain (Loss) on Investments:
Realized gain on investments--net                                                                              1,104,948
Change in unrealized appreciation on investments--net                                                        (6,029,722)
                                                                                                            ------------
Net Increase in Net Assets Resulting from Operations                                                        $  5,288,323
                                                                                                            ============

See Notes to Financial Statements.


The Municipal Fund Accumulation Program, Inc.
Statements of Changes in Net Assets
                                                                                         For the Six          For the
                                                                                         Months Ended        Year Ended
Increase (Decrease) in Net Assets:                                                      June 30, 2001       Dec. 31, 2000
Operations:
Investment income--net                                                                     $ 10,213,097     $ 21,436,965
Realized gain (loss) on investments--net                                                      1,104,948     (12,696,148)
Change in unrealized appreciation/depreciation on investments--net                          (6,029,722)       37,569,867
                                                                                           ------------     ------------
Net increase in net assets resulting from operations                                          5,288,323       46,310,684
                                                                                           ------------     ------------

Dividends to shareholders:
Dividends to shareholders from investment income--net                                      (10,325,979)     (21,638,572)
                                                                                           ------------     ------------

Capital Share Transactions:
Net decrease in net assets resulting from capital share transactions                        (7,925,721)     (26,614,215)
                                                                                           ------------     ------------

Net Assets:
Total decrease in net assets                                                               (12,963,377)      (1,942,103)
Beginning of period                                                                         430,490,724      432,432,827
                                                                                           ------------     ------------
End of period*                                                                             $417,527,347     $430,490,724
                                                                                           ============     ============
*Undistributed investment income--net                                                      $    769,558     $    882,440
                                                                                           ============     ============

See Notes to Financial Statements.


The Municipal Fund Accumulation Program, Inc.
Financial Highlights
                                                                       For the
The following per share data and ratios have been derived             Six Months
from information provided in the financial statements.                  Ended
                                                                       June 30,          For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                                  2001       2000     1999       1998        1997
Per Share Operating Performance:
Net asset value, beginning of period                                  $  17.33   $  16.35  $  18.50  $  19.22   $  18.85
                                                                      --------   --------  --------  --------   --------
Investment income--net                                                     .41        .85       .79       .88        .96
Realized and unrealized gain (loss) on investments--net                  (.20)        .98    (2.00)       .12        .56
                                                                      --------   --------  --------  --------   --------
Total from investment operations                                           .21       1.83    (1.21)      1.00       1.52
                                                                      --------   --------  --------  --------   --------
Less dividends and distributions:
 Investment income--net                                                  (.42)      (.85)     (.79)     (.88)      (.96)
 Realized gain on investments--net                                          --         --        --     (.84)      (.19)
 In excess of realized gain on investments--net                             --         --     (.15)        --         --
                                                                      --------   --------  --------  --------   --------
Total dividends and distributions                                        (.42)      (.85)     (.94)    (1.72)     (1.15)
                                                                      --------   --------  --------  --------   --------
Net asset value, end of period                                        $  17.12   $  17.33  $  16.35  $  18.50   $  19.22
                                                                      ========   ========  ========  ========   ========

Total Investment Return:
Based on net asset value per share                                     1.23%++     11.57%   (6.77%)     5.35%      8.29%
                                                                      ========   ========  ========  ========   ========

Ratios to Average Net Assets:
Expenses                                                                 .80%*       .79%      .79%      .76%       .72%
                                                                      ========   ========  ========  ========   ========
Investment income--net                                                  4.87%*      5.06%     4.47%     4.54%      5.05%
                                                                      ========   ========  ========  ========   ========

Supplemental Data:
Net assets, end of period (in thousands)                              $417,527   $430,491  $432,433  $525,583   $543,595
                                                                      ========   ========  ========  ========   ========
Portfolio turnover                                                         48%       111%      222%      178%       131%
                                                                      ========   ========  ========  ========   ========


*Annualized.
++Aggregate total investment return.
See Notes to Financial Statements.




The Municipal Fund Accumulation Program, Inc.
Notes to Financial Statements

1. Significant Accounting Policies:
The Municipal Fund Accumulation Program, Inc. (the "Program") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Program's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Program.

(a) Valuation of securities--Portfolio securities are valued by the Program's pricing agent, Kenny S&P Evaluation Services ("Kenny"). The method used by Kenny to value the Program's securities is to obtain "quotes" on comparable securities of comparable quality and to value such Program securities similarly. These values are not necessarily bids or actual last sale prices, but are estimates of the price at which the pricing agent believes the Program could sell such portfolio securities. The Board of Directors has examined the methods to be used by the Program's pricing agent in estimating the value of portfolio securities and believes that such methods will reasonably and fairly approximate the price at which portfolio securities may be sold and will result in a good faith determination of the fair value of such securities.

(b) Income taxes--It is the Program's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Program has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Program's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Program. For such services, the Program pays a monthly fee of .50%, on an annual basis, of the value of the Program's average daily net assets.

FAM has entered into an Administrative Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Prudential Securities, Inc., Dean Witter Reynolds Inc., and Salomon Smith Barney, Inc. (the "Administrators"), whereby the Administrators perform certain administrative duties on behalf of FAM. The Administrators receive a monthly fee from FAM equal to .20%, on an annual basis, of the Program's average daily net assets.

Prior to January 1, 2001, FAM provided accounting services to the Program at its cost and the Program reimbursed FAM for these services. FAM continues to provide certain accounting services to the Program. The Program reimburses FAM at its cost for such services. For the six months ended June 30, 2001, the Program reimbursed FAM an aggregate of $6,013 for the above-described services. The Program entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Program. The Program pays a fee for these services.

Certain officers and/or directors of the Program are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2001 were $193,485,501 and $208,771,906, respectively.

Net realized gains for the six months ended June 30, 2001 and net unrealized gains as of June 30, 2001 were as follows:


                                     Realized     Unrealized
                                      Gains         Gains

Long-term securities             $  1,104,948   $ 16,081,080
                                 ------------   ------------
Total                            $  1,104,948   $ 16,081,080
                                 ============   ============

As of June 30, 2001, net unrealized appreciation for Federal income tax purposes aggregated $16,081,080, of which $17,604,744 related to appreciated securities and $1,523,664 related to depreciated securities. The aggregate cost of investments at June 30, 2001 for Federal income tax purposes was $405,732,290.


4. Capital Share Transactions:
Transactions in capital shares were as follows:


For the Six Months                                  Dollar
Ended June 30, 2001                   Shares        Amount

Shares sold                           803,887   $ 13,779,688
Shares issued to share-
holders in reinvestment
of dividends                          552,240      9,487,770
                                 ------------   ------------
Total issued                        1,356,127     23,267,458
Shares redeemed                   (1,812,659)   (31,193,179)
                                 ------------   ------------
Net decrease                        (456,532)  $ (7,925,721)
                                 ============   ============


For the Year Ended                                  Dollar
December 31, 2000                     Shares        Amount

Shares sold                         1,962,105   $ 32,762,270
Shares issued to share-
holders in reinvestment
of dividends                        1,198,444     19,913,070
                                 ------------   ------------
Total issued                        3,160,549     52,675,340
Shares redeemed                   (4,768,322)   (79,289,555)
                                 ------------   ------------
Net decrease                      (1,607,773)  $(26,614,215)
                                 ============   ============


5. Short-Term Borrowings:
On December 1, 2000, the Program, along with certain other funds managed by FAM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Program may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Program may borrow up to the maximum amount allowable under the Program's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Program pays a commitment fee of .09% per annum based on the Program's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus
 .50% or a base rate as determined by Bank One, N.A. The Program did not borrow under the facility during the six months ended June 30, 2001.


6. Capital Loss Carryforward:
At December 31, 2000, the Program had a net capital loss carryforward of approximately $32,405,000, of which $13,974,000 expires in 2007 and $18,431,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

7. Subsequent Event:
On July 16, 2001, the Program's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.066090 per share, payable on July 16, 2001 to shareholders of record as of July 16, 2001.




The Municipal Fund Accumulation Program, Inc.
Officers and Directors

Terry K. Glenn--President and Director
Ronald W. Forbes--Director
Cynthia A. Montgomery--Director
Charles C. Reilly--Director
Kevin A. Ryan--Director
Roscoe S. Suddarth--Director
Richard R. West--Director
Edward D. Zinbarg--Director
Vincent R. Giordano--Senior Vice President
Kenneth A. Jacob--Vice President
Theodore R. Jaeckel, Jr.--Vice President
Donald C. Burke--Vice President and Treasurer
Jodi M. Pinedo--Secretary

Custodian and Transfer Agent
The Bank of New York
101 Barclay Street
New York, NY 10007